EXHIBIT 99.4

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Fidelity National Information Solutions, Inc.:

We consent to the use of our reports incorporated herein by reference in this Current Report on Form 8-K/A.

KPMG LLP

Los Angeles, California
October 15, 2001